UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2021

Newmark Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
125 Park Avenue, New York, NY 10017
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 372-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	NMRK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

The information required by this Item 1.01 is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

Item 2.02.     Results of Operations and Financial Condition.

On August 6, 2021, Newmark Group, Inc. (the “Registrant,” “we,” “us,” “Newmark,” or the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Except as indicated below, the information in this Item 2.02 and Exhibit 99.1 attached to this Current Report on Form 8-K are being furnished under Item 2.02 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing and as set forth below.

The press release contains non-GAAP financial measures that differ from the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). Non-GAAP financial measures used by the Company include “Adjusted Earnings before noncontrolling interests and taxes”, which is used interchangeably with “pre-tax Adjusted Earnings”; “Post-tax Adjusted Earnings to fully diluted shareholders”, which is used interchangeably with “post-tax Adjusted Earnings”; “Adjusted EBITDA”; and “Liquidity”. The definitions of these terms are below.

Adjusted Earnings Defined
Newmark uses non-GAAP financial measures, including “Adjusted Earnings before noncontrolling interests and taxes” and “Post-tax Adjusted Earnings to fully diluted shareholders”, which are supplemental measures of operating results used by management to evaluate the financial performance of the Company and its consolidated subsidiaries. Newmark believes that Adjusted Earnings best reflect the operating earnings generated by the Company on a consolidated basis and are the earnings which management considers when managing its business.
As compared with “Income (loss) before income taxes and noncontrolling interests” and “Net income (loss) for fully diluted shares”, both prepared in accordance with GAAP, Adjusted Earnings calculations primarily exclude certain non-cash items and other expenses that generally do not involve the receipt or outlay of cash by the Company and/or which do not dilute existing stockholders. In addition, Adjusted Earnings calculations exclude certain gains and charges that management believes do not best reflect the ordinary results of Newmark. Adjusted Earnings is calculated by taking the most comparable GAAP measures and making adjustments for certain items with respect to compensation expenses, non-compensation expenses, and other income, as discussed below.

CALCULATIONS OF COMPENSATION ADJUSTMENTS FOR ADJUSTED EARNINGS AND ADJUSTED EBITDA
Treatment of Equity-Based Compensation under Adjusted Earnings and Adjusted EBITDA
The Company’s Adjusted Earnings and Adjusted EBITDA measures exclude all GAAP charges included in the line item “Equity-based compensation and allocations of net income to limited partnership units and FPUs” (or “equity-based compensation” for purposes of defining the Company’s non-GAAP results) as recorded on the Company’s GAAP Consolidated Statements of Operations and GAAP

Consolidated Statements of Cash Flows. These GAAP equity-based compensation charges reflect the following items:
•Charges with respect to grants of exchangeability, which reflect the right of holders of limited partnership units with no capital accounts, such as LPUs and PSUs, to exchange these units into shares of common stock, or into partnership units with capital accounts, such as HDUs, as well as cash paid with respect to taxes withheld or expected to be owed by the unit holder upon such exchange. The withholding taxes related to the exchange of certain non-exchangeable units without a capital account into either common shares or units with a capital account may be funded by the redemption of preferred units such as PPSUs.
•Charges with respect to preferred units. Any preferred units would not be included in the Company’s fully diluted share count because they cannot be made exchangeable into shares of common stock and are entitled only to a fixed distribution. Preferred units are granted in connection with the grant of certain limited partnership units that may be granted exchangeability or redeemed in connection with the grant of shares of common stock at ratios designed to cover any withholding taxes expected to be paid. This is an acceptable alternative to the common practice among public companies of issuing the gross amount of shares to employees, subject to cashless withholding of shares, to pay applicable withholding taxes.
•GAAP equity-based compensation charges with respect to the grant of an offsetting amount of common stock or partnership units with capital accounts in connection with the redemption of non-exchangeable units, including PSUs and LPUs.
•Charges related to amortization of RSUs and limited partnership units.
•Charges related to grants of equity awards, including common stock or partnership units with capital accounts.
•Allocations of net income to limited partnership units and FPUs. Such allocations represent the pro-rata portion of post-tax GAAP earnings available to such unit holders.
The amount of certain quarterly equity-based compensation charges is based upon the Company’s estimate of such expected charges during the annual period, as described further below under “Methodology for Calculating Adjusted Earnings Taxes”.
Virtually all of Newmark’s key executives and producers have equity or partnership stakes in the Company and its subsidiaries and generally receive deferred equity or limited partnership units as part of their compensation. A significant percentage of Newmark’s fully diluted shares are owned by its executives, partners, and employees. The Company issues limited partnership units as well as other forms of equity-based compensation, including grants of exchangeability into shares of common stock, to provide liquidity to its employees, to align the interests of its employees and management with those of common stockholders, to help motivate and retain key employees, and to encourage a collaborative culture that drives cross-selling and growth.
All share equivalents that are part of the Company’s equity-based compensation program, including REUs, PSUs, LPUs, certain HDUs, and other units that may be made exchangeable into common stock, as well as RSUs (which are recorded using the treasury stock method), are included in the fully diluted share count when issued or at the beginning of the subsequent quarter after the date of grant. Generally, limited partnership units other than preferred units are expected to be paid a pro-rata distribution based on Newmark’s calculation of Adjusted Earnings per fully diluted share.
Certain Other Compensation-Related Items under Adjusted Earnings and Adjusted EBITDA
Newmark also excludes various other GAAP items that management views as not reflective of the Company’s underlying performance for the given period from its calculation of Adjusted Earnings and Adjusted EBITDA. These may include compensation-related items with respect to cost-saving initiatives, such as severance charges incurred in connection with headcount reductions as part of broad restructuring and/or cost savings plans.

The Company also excludes compensation charges related to non-cash GAAP gains attributable to originated mortgage servicing rights (which Newmark refers to as “OMSRs”) because these gains are also excluded from Adjusted Earnings and Adjusted EBITDA.
Excluded Compensation-Related Items to Related to the 2021 Equity Event under Adjusted Earnings and Adjusted EBITDA (Beginning in Third Quarter 2021)
Newmark does not view the GAAP compensation charges related to 2021 Equity Event that were not equity-based compensation as being reflective of its ongoing operations (the "Impact of the 2021 Equity Event"). These consisted of charges relating to cash paid to independent contractors for their withholding taxes and the cash redemption of HDUs. These were recorded as expenses based on Newmark's current non-GAAP results, but will be excluded in the recast non-GAAP results beginning in the third quarter of 2021 for the following reasons:
•But for the 2021 Equity Event, the items comprising such charges would have otherwise been settled in shares and been recorded as equity-based compensation in future periods. Had this occurred, such amounts would have been excluded from Adjusted Earnings and Adjusted EBITDA, and would also have resulted in higher fully diluted share counts, all else equal.
•Newmark views the fully diluted share count reduction to be economically similar to the common practice among public companies of issuing the net amount of common shares to employees for their vested stock-based compensation, selling a portion of the gross shares pay applicable withholding taxes, and separately making open market repurchases of common shares.
•There was nothing comparable to the 2021 Equity Event in 2020 and nothing similar is currently contemplated after 2021.
Calculation of Non-Compensation Expense Adjustments for Adjusted Earnings
Newmark’s calculation of pre-tax Adjusted Earnings excludes non-cash GAAP charges related to the following:
•Amortization of intangibles with respect to acquisitions.
•Amortization of mortgage servicing rights (which Newmark refers to as “MSRs”). Under GAAP, the Company recognizes OMSRs equal to the fair value of servicing rights retained on mortgage loans originated and sold. Subsequent to the initial recognition at fair value, MSRs are carried at the lower of amortized cost or fair value and amortized in proportion to the net servicing revenue expected to be earned. However, it is expected that any cash received with respect to these servicing rights, net of associated expenses, will increase Adjusted Earnings and Adjusted EBITDA in future periods.
•Various other GAAP items that management views as not reflective of the Company’s underlying performance for the given period, including non-compensation-related charges incurred as part of broad restructuring and/or cost savings plans. Such GAAP items may include charges for exiting leases and/or other long-term contracts as part of cost-saving initiatives, as well as non-cash impairment charges related to assets, goodwill and/or intangibles created from acquisitions.
Non-Cash Adjustment for Originated Mortgage Servicing Rights Revenue for Adjusted Earnings
Newmark's calculation of pre-tax Adjusted Earnings excludes non-cash GAAP gains attributable to OMSRs. Beginning in the fourth quarter of 2020, OMSRs are no longer included in non-compensation adjustments for Adjusted Earnings but instead shown as a separate line item in the Company's “Reconciliation of GAAP Net Income Available to Common Stockholders to Adjusted Earnings Before Noncontrolling Interests and Taxes and GAAP Fully Diluted EPS to Post-Tax Adjusted EPS”. This presentation has no impact on previously reported Adjusted Earnings.
Calculation of Other (income) losses for Adjusted Earnings and Adjusted EBITDA
Adjusted Earnings calculations also exclude certain other non-cash, non-dilutive, and/or non-economic items, which may, in some periods, include:

•Unusual, one-time, non-ordinary or non-recurring gains or losses.
•Non-cash GAAP asset impairment charges.
•The impact of any unrealized non-cash mark-to-market gains or losses on “Other income (loss)” related to the variable share forward agreements with respect to Newmark’s expected receipt of the Nasdaq payments in 2021 and 2022 and the recently settled 2020 Nasdaq payment (the “Nasdaq Forwards”).
•Mark-to-market adjustments for non-marketable investments.
•Certain other non-cash, non-dilutive, and/or non-economic items.
Due to the recent sale of Nasdaq’s U.S. fixed income business, the Nasdaq Earn-out and related Forward settlements were accelerated, less certain previously disclosed adjustments. Because these shares were originally expected to be received over a 15 year period ending in 2027, the Earn-out has been included in calculations of Adjusted Earnings and Adjusted EBITDA. Due to the acceleration of the Earn-out and the Nasdaq Forwards, the Company now views results excluding items related to the Earn-out to be a better reflection of the underlying performance of Newmark’s ongoing operations. Therefore, beginning with the third quarter of 2021, other (income) losses for Adjusted Earnings and Adjusted EBITDA will also exclude the impact of the below items, which may collectively be referred to as the "Impact of Nasdaq".
•Realized gains related to the accelerated receipt on June 25, 2021 of Nasdaq shares.
•Realized gains or losses and unrealized mark-to-market gains or losses with respect to Nasdaq shares received prior to the Earn-out acceleration.
•Dividend income on Nasdaq shares.
•The impact of any unrealized non-cash mark-to-market gains or losses on “Other income (loss)” related to the variable share forward agreements with respect to Newmark’s expected receipt of the Nasdaq payments in 2021 and 2022 and the recently settled 2020 Nasdaq payment (the “Nasdaq Forwards”). This item was historically excluded under the previous non-GAAP definitions.
•Other items related to the Earn-out.
METHODOLOGY FOR CALCULATING ADJUSTED EARNINGS TAXES
Although Adjusted Earnings are calculated on a pre-tax basis, Newmark also reports post-tax Adjusted Earnings to fully diluted shareholders. The Company defines post-tax Adjusted Earnings to fully diluted shareholders as pre-tax Adjusted Earnings reduced by the non-GAAP tax provision described below and net income (loss) attributable to noncontrolling interest for Adjusted Earnings.
The Company calculates its tax provision for post-tax Adjusted Earnings using an annual estimate similar to how it accounts for its income tax provision under GAAP. To calculate the quarterly tax provision under GAAP, Newmark estimates its full fiscal year GAAP income before noncontrolling interests and taxes and the expected inclusions and deductions for income tax purposes, including expected equity-based compensation during the annual period. The resulting annualized tax rate is applied to Newmark’s quarterly GAAP income before income taxes and noncontrolling interests. At the end of the annual period, the Company updates its estimate to reflect the actual tax amounts owed for the period.
To determine the non-GAAP tax provision, Newmark first adjusts pre-tax Adjusted Earnings by recognizing any, and only, amounts for which a tax deduction applies under applicable law. The amounts include charges with respect to equity-based compensation; certain charges related to employee loan forgiveness; certain net operating loss carryforwards when taken for statutory purposes; and certain charges related to tax goodwill amortization. These adjustments may also reflect timing and measurement differences, including treatment of employee loans; changes in the value of units between the dates of grants of exchangeability and the date of actual unit exchange; variations in the value of certain deferred tax assets; and liabilities and the different timing of permitted deductions for tax under GAAP and statutory tax requirements.
After application of these adjustments, the result is the Company’s taxable income for its pre-tax Adjusted Earnings, to which Newmark then applies the statutory tax rates to determine its non-GAAP tax provision. Newmark views the effective tax rate on pre-tax Adjusted Earnings as equal to the amount of its non-GAAP tax provision divided by the amount of pre-tax Adjusted Earnings.
Generally, the most significant factor affecting this non-GAAP tax provision is the amount of charges relating to equity-based compensation. Because the charges relating to equity-based compensation are deductible in accordance with applicable tax laws, increases in such charges have the effect of lowering the Company’s non-GAAP effective tax rate and thereby increasing its post-tax Adjusted Earnings.
Newmark incurs income tax expenses based on the location, legal structure, and jurisdictional taxing authorities of each of its subsidiaries. Certain of the Company’s entities are taxed as U.S. partnerships and are subject to the Unincorporated Business Tax (“UBT”) in New York City. Any U.S. federal and state income tax liability or benefit related to the partnership income or loss, with the exception of UBT, rests with the unit holders rather than with the partnership entity. The Company’s consolidated financial statements include U.S. federal, state, and local income taxes on the Company’s allocable share of the U.S. results of operations. Outside of the U.S., Newmark is expected to operate principally through subsidiary corporations subject to local income taxes. For these reasons, taxes for Adjusted Earnings are expected to be presented to show the tax provision the consolidated Company would expect to pay if 100% of earnings were taxed at global corporate rates.
CALCULATIONS OF PRE- AND POST-TAX ADJUSTED EARNINGS PER SHARE
Newmark’s pre-tax Adjusted Earnings and post-tax Adjusted Earnings per share calculations assume either that:
•The fully diluted share count includes the shares related to any dilutive instruments, but excludes the associated expense, net of tax, when the impact would be dilutive; or
•The fully diluted share count excludes the shares related to these instruments, but includes the associated expense, net of tax.
The share count for Adjusted Earnings excludes certain shares and share equivalents expected to be issued in future periods but not yet eligible to receive dividends and/or distributions. Each quarter, the dividend payable to Newmark’s stockholders, if any, is expected to be determined by the Company’s Board of Directors with reference to a number of factors, including post-tax Adjusted Earnings per share. Newmark may also pay a pro-rata distribution of net income to limited partnership units, as well as to Cantor for its noncontrolling interest. The amount of this net income, and therefore of these payments per unit, would be determined using the above definition of Adjusted Earnings per share on a pre-tax basis.
The declaration, payment, timing, and amount of any future dividends payable by the Company will be at the discretion of its Board of Directors using the fully diluted share count. In addition, the non-cash preferred dividends are excluded from Adjusted Earnings per share as Newmark expected to redeem the related exchangeable preferred limited partnership units (“EPUs”) with Nasdaq shares. For more information on any share count adjustments, see the table of Exhibit 99.1 to this Current Report on Form 8-K and/or the Company’s most recent financial results press release titled “Fully Diluted Weighted-Average Share Count for GAAP and Adjusted Earnings.”
MANAGEMENT RATIONALE FOR USING ADJUSTED EARNINGS
Newmark’s calculation of Adjusted Earnings excludes the items discussed above because they are either non-cash in nature, because the anticipated benefits from the expenditures are not expected to be fully realized until future periods, or because the Company views results excluding these items as a better reflection of the underlying performance of Newmark’s ongoing operations. Management uses Adjusted Earnings in part to help it evaluate, among other things, the overall performance of the Company’s business, to make decisions with respect to the Company’s operations, and to determine the amount of dividends payable to common stockholders and distributions payable to holders of limited partnership units. Dividends payable to common stockholders and distributions payable to holders of limited partnership units are included within “Distributions to stockholders” and “Earnings distributions to limited partnership interests and noncontrolling interests,” respectively, in our unaudited, condensed, consolidated statements of cash flows.
The term “Adjusted Earnings” should not be considered in isolation or as an alternative to GAAP net income (loss). The Company views Adjusted Earnings as a metric that is not indicative of liquidity, or the cash available to fund its operations, but rather as a performance measure. Pre- and post-tax Adjusted Earnings, as well as related measures, are not intended to replace the Company’s presentation of its GAAP financial results. However, management believes that these measures help provide investors with a clearer understanding of Newmark’s financial performance and offer useful information to both management and investors regarding certain financial and business trends related to the Company’s financial condition and results of operations. Management believes that the GAAP and Adjusted Earnings measures of financial performance should be considered together.
For more information regarding Adjusted Earnings, see the sections of Exhibit 99.1 to this Current Report on Form 8-K and/or the Company’s most recent financial results press release titled “Reconciliation of GAAP Income to Adjusted Earnings and GAAP Fully Diluted EPS to Post-tax Adjusted EPS”, including the related footnotes, for details about how Newmark’s non-GAAP results are reconciled to those under GAAP.
ADJUSTED EBITDA DEFINED
Newmark also provides an additional non-GAAP financial performance measure, “Adjusted EBITDA”, which it defines as GAAP “Net income (loss) available to common stockholders”, adjusted for the following items:
•Net income (loss) attributable to noncontrolling interest.
•Provision (benefit) for income taxes.
•OMSR revenue.
•MSR amortization.
•Compensation charges related to OMSRs.
•Other depreciation and amortization.
•Equity-based compensation and allocations of net income to limited partnership units and FPUs.
•Various other GAAP items that management views as not reflective of the Company’s underlying performance for the given period. These may include compensation-related items with respect to cost-saving initiatives, such as severance charges incurred in connection with headcount reductions as part of broad restructuring and/or cost savings plans; charges for exiting leases and/or other long-term contracts as part of cost-saving initiatives; and non-cash impairment charges related to assets, goodwill and/or intangibles created from acquisitions.
•Other non-cash, non-dilutive, and/or non-economic items, which may, in certain periods, include the impact of any unrealized non-cash mark-to-market gains or losses on “other income (loss)” related to the variable share forward agreements with respect to Newmark’s expected receipt of the Nasdaq payments in 2021 and 2022 and the recently settled 2020 Nasdaq payment (the “Nasdaq Forwards”), as well as mark-to-market adjustments for non-marketable investments.
•Interest expense.
Beginning with the third quarter of 2021, calculation of Adjusted EBITDA will also exclude the "Impact of Nasdaq" and the "Impact of the 2021 Equity Event", which are defined above.

Newmark’s calculation of Adjusted EBITDA excludes certain items discussed above because they are either non-cash in nature, because the anticipated benefits from the expenditures are not expected to be fully realized until future periods, or because the Company views excluding these items as a better reflection of the underlying performance Newmark’s ongoing operations. The Company’s management believes that its Adjusted EBITDA measure is useful in evaluating Newmark’s operating performance, because the calculation of this measure generally eliminates the effects of financing and income taxes and the accounting effects of capital spending and acquisitions, which would include impairment charges of goodwill and intangibles created from acquisitions. Such items may vary for different companies for reasons unrelated to overall operating performance. As a result, the Company’s management uses this measure to evaluate operating performance and for other discretionary purposes. Newmark believes that Adjusted EBITDA is useful to investors to assist them in getting a more complete picture of the Company’s financial results and operations.
Since Newmark’s Adjusted EBITDA is not a recognized measurement under GAAP, investors should use this measure in addition to GAAP measures of net income when analyzing Newmark’s operating performance. Because not all companies use identical EBITDA calculations, the Company’s presentation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Furthermore, Adjusted EBITDA is not intended to be a measure of free cash flow or GAAP cash flow from operations because the Company’s Adjusted EBITDA does not consider certain cash requirements, such as tax and debt service payments.
For more information regarding Adjusted EBITDA, see the section of Exhibit 99.1 to this Current Report on Form 8-K and/or the Company’s most recent financial results press release titled “Reconciliation of GAAP Income to Adjusted EBITDA”, including the related footnotes, for details about how Newmark’s non-GAAP results are reconciled to those under GAAP EPS.
TIMING OF OUTLOOK FOR CERTAIN GAAP AND NON-GAAP ITEMS
Newmark anticipates providing forward-looking guidance for GAAP revenues and for certain non-GAAP measures from time to time. However, the Company does not anticipate providing an outlook for other GAAP results. This is because certain GAAP items, which are excluded from Adjusted Earnings and/or Adjusted EBITDA, are difficult to forecast with precision before the end of each period. The Company therefore believes that it is not possible for it to have the required information necessary to forecast GAAP results or to quantitatively reconcile GAAP forecasts to non-GAAP forecasts with sufficient precision without unreasonable efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The relevant items that are difficult to predict on a quarterly and/or annual basis with precision and may materially impact the Company’s GAAP results include, but are not limited, to the following:
•Certain equity-based compensation charges that may be determined at the discretion of management throughout and up to the period-end.
•Unusual, one-time, non-ordinary, or non-recurring items.
•The impact of gains or losses on certain marketable securities, as well as any gains or losses related to associated mark-to- market movements and/or hedging. These items are calculated using period-end closing prices.
•Non-cash asset impairment charges, which are calculated and analyzed based on the period-end values of the underlying assets. These amounts may not be known until after period-end.
•Acquisitions, dispositions, and/or resolutions of litigation, which are fluid and unpredictable in nature.
LIQUIDITY DEFINED
Newmark may also use a non-GAAP measure called “liquidity”. The Company considers liquidity to be comprised of the sum of cash and cash equivalents, marketable securities, and reverse repurchase agreements (if any), less securities lent out in securities loaned transactions and repurchase agreements.

The Company considers liquidity to be an important metric for determining the amount of cash that is available or that could be readily available to the Company on short notice.
    For more information regarding liquidity, see the section of Exhibit 99.1 to this Current Report on Form 8-K and/or the Company’s most recent financial results press release titled “Liquidity Analysis”, including any related footnotes, for details about how Newmark’s non-GAAP results are reconciled to those under GAAP.

The information set forth under the heading “Dividend Information” set forth in Exhibit 99.1 to this Current Report on Form 8-K is being filed under Item 2.02 of Form 8-K and shall be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing. All other information set forth in Exhibit 99.1 is being furnished.

Discussion of Forward-Looking Statements about Newmark
Statements in this document and the attached press release regarding Newmark that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the effects of the COVID-19 pandemic on the Company’s business, results, financial position, liquidity and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, Newmark undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see Newmark’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Information set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Information contained in subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this Item 2.03 is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

Item 8.01. Other Events

Borrowing facility

On August 2, 2021, a subsidiary of Newmark Group, Inc., Newmark Partners, L.P. (“Newmark” or, the “Company”), entered into a Master Repurchase Agreement (the “Repurchase Agreement”) with CF Secured, LLC (“CF Secured”), an affiliate of Newmark’s majority stockholder, Cantor Fitzgerald, L.P., pursuant to which Newmark may seek, from time-to-time, to execute short-term secured financing transactions. Repurchase Agreements effect equity financing. The Company, under the Repurchase Agreement, may seek to sell securities, in this case common shares of Nasdaq, Inc. (“Nasdaq”), owned by the Company, to CF Secured, under the Repurchase Agreement, and agrees to repurchase those securities on a date certain at a repurchase price generally equal to the original purchase price plus interest.

Pursuant to the Repurchase Agreement, the Company and CF Secured agreed to enter into a repurchase transaction, wherein CF Secured will deliver the cash of such repurchase transaction to the Company on an overnight basis at an initial rate of 0.95% per annum (approximately 1.00% less expensive than Newmark’s revolving credit facility), and the Company will deliver to CF Secured the number of shares of Nasdaq as collateral so that the market value of such shares equals 130% of such cash proceeds. The Nasdaq shares will be marked to market daily, and the minimum maintenance margin requirement, should the share price decline, will be 120% of such cash proceeds. The Company will be required to transfer additional collateral (securities and/or cash) in the event of a margin percentage decline below 120%.

The initial repurchase or financing transaction was executed on August 2, 2021 and consisted of Newmark receiving $260 million in cash and Newmark delivering 1,818,000 Nasdaq shares as collateral. The repurchase transaction may be rolled over daily (or for a term greater than one day at a time), subject to terms mutually acceptable to the Company and CF Secured, including the rate and minimum margin requirement, both of which can fluctuate based upon general funding rates and other factors in the repurchase funding market.

The Repurchase Agreement is subject to ongoing compliance with various covenants and contains customary events of default. If an event of default occurs, the repurchase date for each transaction under the Repurchase Agreement may be accelerated to the date of default. For events of default relating to insolvency and receivership, the repurchase date for each transaction under the Repurchase Agreement is automatically accelerated to the date of default.

Newmark still receives dividends on the common shares of Nasdaq it owns, including those shares used as collateral.

The Company intends to utilize the cash proceeds from the repurchase transaction to fund the cash portion of its previously announced equity repurchase plan adopted in connection with its accelerated receipt on June 25, 2021 of 6,222,340 Nasdaq shares (the “2021 Equity Event”) and to pay taxes. The 2021 Equity Event will be described in further detail in Newmark’s upcoming Quarterly Report on Form 10-Q for the period ended June 30, 2021. The Company expects to repay the cash proceeds under the repurchase transaction with the proceeds of periodic sales of Nasdaq shares and from its operating cash.

The Repurchase Agreement and related initial repurchase transaction are on market terms and rates and were approved by Newmark’s Audit Committee.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits
The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Newmark Group, Inc. press release dated August 6, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Newmark Group, Inc.

Date: August 6, 2021	By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chairman